SECURTIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             -----------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                              October 21, 2003
               Date of Report (Date of earliest event reported):



                           THE BOYDS COLLECTION, LTD.
                           --------------------------
             (Exact Name of Registrant as Specified in Its Charter)




        Maryland                      001-14843                    52-1418730
    (State of Other                (Commission File             (I.R.S. Employer
    Jurisdiction of                    Number)                   Identification
     Incorporation)                                               Number)






               350 South Street, McSherrystown, Pennsylvania 17344 (Address of principal executive offices)(Zip Code)


                                 (717) 633-9898
              (Registrant's Telephone Number, including Area Code)


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Item 7. Exhibits

(c) Exhibits

    99       Press release dated October 21, 2003, issued by the company.



Item 12. Results of Operations and Financial Condition

On October 21, 2003, The Boyds Collection, Ltd. (the "Company") issued a press release regarding the appointment of Jan Murley as its new CEO and Director. The press release of the Company is attached hereto as Exhibit 99.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:    October 21, 2003        THE BOYDS COLLECTION, LTD.



                                 By:      /s/ Joseph E. Macharsky
                                          -----------------------
                                 Name:    Joseph E. Macharsky
                                 Title:   Chief Financial Officer




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                                  EXHIBIT INDEX

Exhibit

99 Press release dated October 21, 2003, issued by the company.

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